UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 26, 2024
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 Bren Road East,			655 New York Avenue NW
Minnetonka,	Minnesota	55343	Washington,	DC	20001
(Address of principal executive offices)		(Zip Code)	(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 328-5979
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

On November 26, 2024, UnitedHealth Group Incorporated (the “Company”) issued a press release announcing that it will host its annual investor conference for analysts and institutional investors in New York City on Wednesday, December 4, 2024, beginning at 8:00 a.m. EST. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company will stream the presentations and management question and answer sessions and will make conference materials available on its Investor Relations page at www.unitedhealthgroup.com. A replay of the conference will be available on the Company web site.

The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release dated November 26, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2024

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Kuai H. Leong

Kuai H. Leong
Senior Deputy General Counsel and Deputy Corporate Secretary